UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23699

Pioneer Municipal High Income Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2021

Date of reporting period: May 1, 2021 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High Income Opportunities Fund, Inc.

Semiannual Report | October 31, 2021

Ticker Symbol: MIO

visit us: www.amundi.com/us

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, Jonathan Chirunga and David Eurkus discuss the investment environment in the municipal bond market, and the factors that influenced the performance of Pioneer Municipal High Income Opportunities Fund, Inc. during the Fund’s abbreviated semiannual reporting period ended October 31, 2021. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did Pioneer Municipal High Income Opportunities Fund, Inc. perform during the abbreviated reporting period that ended on October 31, 2021?
A	The Fund commenced investment operations on August 6, 2021. During the period between August 6 and October 31, 2021, the Fund returned -2.72% at net asset value (NAV) and -4.18% at market price. During the same abbreviated reporting period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned -1.28% and -1.42%, respectively. The Bloomberg US Municipal High Yield Bond Index (the high-yield municipal index) is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds.

The shares of the Fund were selling at a 1.5% discount to NAV on October 31, 2021.

On October 31, 2021 the standardized 30-day SEC yield of the Fund’s shares was 1.55%*.

Q	How would you describe the investment environment in the municipal bond market during the Fund’s abbreviated reporting period ended October 31, 2021?
A	Municipal bonds generated negative returns during the abbreviated reporting period between August and October 2021. Yields across the bond market rose in late September and over most of October as investors began to factor in the US Federal Reserve System’s (Fed’s) plan to begin tapering its quantitative easing (QE) bond-purchase program before the end of the calendar year. In addition, rising inflation created
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

expectations among many investors that the Fed would need to raise interest rates at least once in 2022. Those developments led to weakness in the municipal market, despite a generally favorable fundamental backdrop characterized by solid economic growth, improving credit conditions, and a supportive supply-and-demand balance.

Q	Could you briefly describe your investment approach in managing the Fund?
A	Our goal in managing the Fund’s portfolio is to provide shareholders with a high level of tax-advantaged yield. We seek to construct the portfolio in a manner that is independent of the benchmarks’ weightings, as we feel that approach may allow us to be better stewards of investors’ capital. Specifically, we seek to invest the Fund in high-yielding securities issued by entities that we believe have the ability and willingness to make payments all the way through bonds’ maturity dates. We use an intensive, bottom-up approach when selecting securities for inclusion in the portfolio, with an emphasis on balance-sheet modeling and analysis of credit metrics as well as cash flows. In addition, we strive to uncover opportunities in smaller and/or unrated issues that we feel may have been overlooked by other municipal market participants.

In accordance with the Fund's charter, the Fund intends to terminate after 12 years, at which time the Fund is expected to terminate operations and distribute its net assets, absent the completion of a tender offer to all shareowners as provided in the prospectus, and conversion from a limited term fund to a perpetual existence. Because of the Fund’s limited term structure, we plan to invest the portfolio in bonds that either mature or could be easily liquidated at the point of the anticipated termination date.

Q	What factors affected the Fund’s performance relative to the Bloomberg indices during the reporting period ended October 31, 2021?
A	Given the abbreviated nature of the reporting period, few factors stood out as being meaningful contributors to or detractors from the Fund’s benchmark-relative performance. Notable positive performers for the Fund during the period were the portfolio’s allocations to the Commonwealth of Puerto Rico's debt, and its exposure to tobacco Master Settlement Agreement bonds (tobacco bonds), as each fared well. We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund’s performance, but also for the benefits received by the settling states that have issued tobacco bonds since the

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 5

establishment of the Master Settlement Agreement between the settling states and the tobacco-related companies. The benefits received by the settling states from the Master Settlement Agreement have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths. On the other hand, allocations to the multi-family housing and airport sectors lagged and detracted from the Fund’s returns.

With respect to individual positions, the portfolio’s holdings of Buckeye (Ohio) tobacco bonds and Puerto Rico’s sales tax bonds were among the top performers for the Fund during the period. Conversely, exposure to airport bonds issued by Allegheny County (Pennsylvania) and to sales tax bonds issued by the Metropolitan Pier & Exposition Authority (Illinois) were notable detractors from the Fund’s performance over the reporting period.

Q	Did the Fund make any distributions** to shareholders during the reporting period?
A	Yes, the Fund’s distribution rate was $0.0350 per share/per month for the period ended October 31, 2021.
Q	Did the Fund have any exposure to derivative securities during the reporting period ended October 31, 2021?
A	The Fund had no exposure to derivatives during the period.
Q	How would you characterize the Fund’s positioning as of October 31, 2021?
A	We initially invested the majority of the portfolio into liquid, investment-grade municipal securities, but since then we have gradually established positions in high-yield municipal bonds as opportunities have allowed. We anticipate continuing with this investment process until the Fund has reached its full target-level allocation to the high-yield municipal category.
Q	What is your investment outlook?
A	The Fed has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of 2021. However, it now seems likely that the Fed will increase the federal funds rate target range
**	Distributions are not guaranteed.

6 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

earlier in 2022 than originally expected, but after it has completed tapering the bond purchases. Therefore, we are optimistic about the interest-rate environment, at least for the near term. A low default rate and favorable supply-and-demand conditions have continued to provide additional tailwinds for the municipal market. In addition, we believe the potential for major federal infrastructure spending may lead to an increased number of attractive tax-exempt investment opportunities, driven by the variety of new construction projects that could be created by the legislation. Lastly, given the enormous and ongoing need for federal assistance to cope with the lingering economic effects of COVID-19, the US government may finally have to address its rising debt levels, in part by raising taxes on high-income individuals. In fact, the Biden administration has already floated the idea of increases to both capital gains and individual income tax rates. If higher tax rates eventually become reality, that development may further increase demand for municipal bonds.

Consistent with our investment discipline, we anticipate maintaining a focus on intensive, fundamental research into individual bond issues that we consider for inclusion in the portfolio, while maintaining a close watch on any economic factors that could influence the market.

Please refer to the Schedule of Investments on pages 13–17 for a full listing of Fund securities.

Pioneer Municipal High Income Opportunities Fund, Inc. is a newly organized, diversified, closed-end fund designed to provide holders with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund may seek capital appreciation to the extent consistent with its primary investment objective. The Fund invests in a professionally managed portfolio of municipal securities from across the United States.

The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 7

The Fund may invest in securities of issuers that are in default.

A portion of income may be subject to state, federal, and/or alternative minimum tax.

Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund uses leverage, which entails specific risks, to seek a higher return. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

In accordance with the Fund's charter, the Fund intends to terminate on the close of business on August 31, 2033 (the “Termination Date”). In addition, as of a date within twelve months preceding the Termination Date, the Board of the Fund may cause the Fund to conduct a tender offer to all common shareholders. In connection with the tender offer and/or termination as described in the Fund’s prospectus, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In connection with the tender offer and/or termination as described in the Fund's prospectus, the Fund may begin liquidating all or a portion of its portfolio, and may deviate from its investment policies and may not achieve its investment objective.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Portfolio Summary | 10/31/21

Portfolio Diversification

State Diversification

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 9

Portfolio Maturity

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Buckeye Tobacco Settlement Financing Authority, Senior Class2,
	Series B2, 5.0%, 6/1/55	4.96%
2.	Iowa Tobacco Settlement Authority, 4.0%, 6/1/49	4.47
3.	Snohomish County Public Utility District No. 1, Series A, 5.0%, 12/1/51	3.75
4.	CSCDA Community Improvement Authority, Social Bond, Series A2, 3.0%, 2/1/57	3.45
5.	New York State Thruway Authority, Series A1, 4.0%, 3/15/45	3.38
6.	Triborough Bridge & Tunnel Authority, Senior Lien, Series B1, 4.0%, 5/15/56	3.36
7.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
	4.0%, 6/15/52	3.24
8.	New York City Water & Sewer System, Series AA1, 4.0%, 6/15/51	2.65
9.	State of Florida Department of Transportation Turnpike System Revenue,
	Series B, 2.125%, 7/1/45	2.65
10.	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, Restructured
	Series A1, 5.0%, 7/1/58	2.64
*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Prices and Distributions | 10/31/21

Market Value per Share^

10/31/21
Market Value	$19.13
Discount	(1.5)%

Net Asset Value per Share^

10/31/21
Net Asset Value	$19.42

Distributions per Share:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
8/6/21* – 10/31/21	$0.0350	$ —	$ —

Yields

10/31/21
30-Day SEC Yield	1.55%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*	The Fund commenced operations on August 6, 2021.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 11

Performance Update | 10/31/21

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Opportunities Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of October 31, 2021)
Bloom-
berg US
			Bloom-	Municipal
	Net		berg	High
	Asset		Municipal	Yield
	Value	Market	Bond	Bond
Period	(NAV)	Price	Index	Index
Life of Fund
(8/6/2021)	-2.72%	-4.18%	-1.42%	-1.28%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or nonrated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices..

12 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Schedule of Investments | 10/31/21

Principal
Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 104.3%
	MUNICIPAL BONDS — 104.3% of Net Assets(a)
	Alaska — 0.3%
1,000,000	Northern Tobacco Securitization Corp, Senior Series A,
	Class 1, 4.0%, 6/1/50	$ 1,116,790
	Total Alaska	$ 1,116,790
	Arizona — 2.9%
265,000	Arizona Industrial Development Authority, 4.0%,
	7/15/41 (144A)	$ 292,094
500,000	Arizona Industrial Development Authority, 4.0%, 7/15/51
	(144A) (ST AID WITHHLDG)	543,350
475,000	Arizona Industrial Development Authority, 4.0%,
	7/15/56 (144A)	512,402
7,525,000	Arkansas Development Finance Authority, Big River Steel
	Project, 4.5%, 9/1/49 (144A)	8,217,149
	Total Arizona	$ 9,564,995
	California — 14.6%
5,000,000	California Community Housing Agency, Summit At
	Sausalito Apartments, 3.0%, 2/1/57 (144A)	$ 4,552,450
5,000,000	California Community Housing Agency, Summit At
	Sausalito Apartments, 4.0%, 2/1/50 (144A)	5,199,550
4,000,000	CMFA Special Finance Agency VII, Junior Bonds The
	Breakwater, 4.0%, 8/1/47 (144A)	4,143,760
6,000,000	CMFA Special Finance Agency VIII, Junior Elan Huntington
	Beach, 4.0%, 8/1/47 (144A)	6,276,180
3,000,000	CMFA Special Finance Agency VIII, Senior Elan Huntington
	Beach, 3.0%, 8/1/56 (144A)	2,767,830
12,500,000	CSCDA Community Improvement Authority, Social Bond,
	Series A2, 3.0%, 2/1/57 (144A)	11,796,375
7,500,000	State of California, Various Purpose, 2.375%, 10/1/46	7,191,675
5,000,000	University of California, 4.0%, 5/15/50	5,810,900
	Total California	$ 47,738,720
	Colorado — 3.2%
2,000,000	Aerotropolis Regional Transportation Authority,
	4.375%, 12/1/52	$ 2,003,260
6,400,000	City & County of Denver CO, Series A, 4.0%, 8/1/51	7,436,480
1,000,000	Rampart Range Metropolitan District No 5, 4.0%, 12/1/51	1,005,660
	Total Colorado	$ 10,445,400
	Connecticut — 1.1%
400,000	Steel Point Infrastructure Improvement District, Harbor
	Project, 4.0%, 4/1/31 (144A)	$ 431,400
605,000	Steel Point Infrastructure Improvement District, Harbor
	Project, 4.0%, 4/1/36 (144A)	643,206
660,000	Steel Point Infrastructure Improvement District, Harbor
	Project, 4.0%, 4/1/41 (144A)	694,195

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 13

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
Connecticut — (continued)
1,660,000	Steel Point Infrastructure Improvement District, Steelpointe
	Harbor Project, 4.0%, 4/1/51 (144A)	$ 1,715,128
	Total Connecticut	$ 3,483,929
District of Columbia — 2.5%
7,000,000	Washington Metropolitan Area Transit Authority,
	Green Bond, Series A, 4.0%, 7/15/46	$ 8,161,720
	Total District of Columbia	$ 8,161,720
Florida — 4.4%
375,000	County of Florida Lake, Imagine South Lake, 5.0%,
	1/15/29 (144A)	$ 425,198
550,000	County of Florida Lake, Imagine South Lake, 5.0%,
	1/15/39 (144A)	622,341
825,000	County of Florida Lake, Imagine South Lake, 5.0%,
	1/15/49 (144A)	920,263
9,840,000	State of Florida Department of Transportation Turnpike
	System Revenue, Series B, 2.125%, 7/1/45	9,067,363
3,700,000	State of Florida Department of Transportation Turnpike
	System Revenue, Series B, 2.125%, 7/1/46	3,375,066
	Total Florida	$ 14,410,231
Illinois — 4.0%
2,000,000	Metropolitan Pier & Exposition Authority, McCormick Place
	Expansion, 4.0%, 12/15/47	$ 2,222,720
10,000,000	Metropolitan Pier & Exposition Authority, McCormick Place
	Expansion, 4.0%, 6/15/52	11,077,200
	Total Illinois	$ 13,299,920
Iowa — 4.7%
13,725,000	Iowa Tobacco Settlement Authority, 4.0%, 6/1/49	$ 15,291,983
	Total Iowa	$ 15,291,983
Massachusetts — 1.6%
1,320,000	City of Lowell MA, 2.125%, 9/1/44 (ST AID)	$ 1,245,328
4,000,000	Massachusetts Housing Finance Agency, Sustainability
	Bond, Series B1, 2.875%, 12/1/51	4,010,000
	Total Massachusetts	$ 5,255,328
Minnesota — 0.4%
1,430,000	City of Rochester MN, Rochester Math & Science Academy,
	5.125%, 9/1/38	$ 1,476,875
	Total Minnesota	$ 1,476,875
New Jersey — 2.1%
5,000,000	New Jersey Turnpike Authority, Series A, 4.0%, 1/1/51	$ 5,747,600
1,010,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	1,162,379
	Total New Jersey	$ 6,909,979

The accompanying notes are an integral part of these financial statements.

14 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount USD ($)		Value
	New York — 25.0%
7,000,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 4.75%, 11/15/45	$ 8,250,970
2,500,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 5.25%, 11/15/55 (AGM)	3,004,200
4,250,000	Metropolitan Transportation Authority, Green Bond,
	Series E, 4.0%, 11/15/45	4,737,263
7,825,000	New York City Water & Sewer System, Series AA1, 4.0%,
	6/15/51	9,069,253
4,985,000	New York State Dormitory Authority, Columbia University,
	Series A, 5.0%, 10/1/50	7,759,551
10,000,000	New York State Thruway Authority, Series A1, 4.0%,
	Columbia University, 3/15/45	11,552,900
1,000,000	New York TSASC, Inc., 5.0%, 6/1/45	1,090,000
7,000,000	New York TSASC, Inc., 5.0%, 6/1/48	7,560,070
2,000,000	Suffolk Tobacco Asset Securitization Corp, Asset-Backed,
	4.0%, 6/1/50	2,246,760
7,595,000	Suffolk Tobacco Asset Securitization Corp., Asset-Backed,
	4.0%, 6/1/50	8,767,364
10,000,000	Triborough Bridge & Tunnel Authority, Senior Lien, Series
	B1, 4.0%, 5/15/56	11,503,600
3,000,000	Westchester County Local Development Corp., Purchase
	Senior Learning Community, 5.0%, 7/1/36 (144A)	3,225,474
3,000,000	Westchester County Local Development Corp., Purchase
	Senior Learning Community, 5.0%, 7/1/41 (144A)	3,188,520
	Total New York	$ 81,955,925
	North Carolina — 1.4%
5,000,000	County of Johnston NC Water & Sewer System Revenue,
	2.25%, 4/1/51	$ 4,694,200
	Total North Carolina	$ 4,694,200
	Ohio — 5.2%
15,070,000	Buckeye Tobacco Settlement Financing Authority, Senior
	Class2, Series B2, 5.0%, 6/1/55	$ 16,946,968
	Total Ohio	$ 16,946,968
	Pennsylvania — 6.9%
5,000,000	Allegheny County Airport Authority, Series A, 5.0%, 1/1/51	$ 6,078,100
4,000,000	Allegheny County Airport Authority, Series A, 5.0%, 1/1/56	4,850,800
1,750,000	Pennsylvania Economic Development Financing Authority,
	UPMC, Series A, 4.0%, 10/15/51	2,025,082
3,240,000	Philadelphia Authority for Industrial Development, Universal
	Arts, 5.0%, 3/15/45 (144A)	3,557,488
5,075,000	Swarthmore Borough Authority, Swarthmore College,
	Series B, 4.0%, 9/15/51	6,059,956
	Total Pennsylvania	$ 22,571,426

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 15

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Puerto Rico — 5.6%
2,720,000	Puerto Rico Electric Power Authority, Series V, 5.25%,
	7/1/27	$ 3,126,232
8,000,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue,
	Restructured Series A1, 5.0%, 7/1/58	9,032,080
2,537,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue,
	Restructured Series A2, 4.536%, 7/1/53	2,759,241
3,000,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue,
	Restructured Series A2, 4.784%, 7/1/58	3,339,480
	Total Puerto Rico	$ 18,257,033
	Texas — 4.1%
5,000,000	City of Lubbock TX Electric Light & Power System
	Revenue, 4.0%, 4/15/46	$ 5,715,400
5,000,000	City of Lubbock TX Electric Light & Power System
	Revenue, 4.0%, 4/15/51 (ST AID WITHHLDG)	5,686,400
1,000,000	Conroe Local Government Corp, Conroe Convention
	Center Hotel, 4.0%, 10/1/50	1,086,250
1,000,000	Conroe Local Government Corp, Conroe Convention
	Center Hotel, 5.0%, 10/1/50	1,102,330
	Total Texas	$ 13,590,380
	Virginia — 8.0%
6,050,000	County of Henrico VA Water & Sewer Revenue, Series A,
	4.0%, 5/1/50	$ 7,027,136
3,205,000	Fairfax County Water Authority, 4.0%, 4/1/42	3,803,886
3,380,000	Fairfax County Water Authority, 4.0%, 4/1/43	3,998,743
5,280,000	Loudoun County Sanitation Authority, 3.0%, 1/1/34	5,932,555
4,905,000	Virginia Public School Authority, Prince William Co.,
	Series A, 3.0%, 10/1/37 (ST AID)	5,382,894
	Total Virginia	$ 26,145,214
	Washington — 3.9%
10,000,000	Snohomish County Public Utility District No. 1, Series A,
	5.0%, 12/1/51	$ 12,831,600
	Total Washington	$ 12,831,600
	Wisconsin — 2.4%
8,000,000	Public Finance Authority, Searstone CCRC Project, Series A,
	4.0%, 6/1/56	$ 7,769,360
	Total Wisconsin	$ 7,769,360
	TOTAL MUNICIPAL BONDS
	(Cost $350,508,806)	$341,917,976
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 104.3%
	(Cost $350,508,806)	$341,917,976
	OTHER ASSETS AND LIABILITIES — (4.3)%	$ (14,021,683)
	NET ASSETS — 100.0%	$327,896,293

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $59,724,353, or 18.2% of net assets.
AGM	Assured Guarantee Corp.
ST AID	State Aid.
ST AID WITHHLD	State Aid Withholding.
(a)	Consists of Revenue Bonds unless otherwise indicated.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted. Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2021, aggregated $418,790,100 and $66,102,437, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the period ended October 31, 2021, the Fund did not engage in any cross trade activity.

At October 31, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $350,508,806 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 132,702
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(8,723,532)
Net unrealized depreciation	$(8,590,830)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$ —	$341,917,976	$ —	$341,917,976
Total Investments in Securities	$ —	$341,917,976	$ —	$341,917,976

During the period ended October 31, 2021 there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 17

Statement of Assets and Liabilities | 10/31/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $350,508,806)	$341,917,976
Cash	14,944,169
Receivables —
Interest	3,031,264
Total assets	$359,893,409
LIABILITIES:
Payables —
Investment securities purchased	$ 31,866,600
Directors' fees	3,436
Due to affiliates	36,633
Accrued expenses	90,447
Total liabilities	$ 31,997,116
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$337,705,460
Distributable earnings (loss)	(9,809,167)
Net assets	$327,896,293
NET ASSET VALUE PER COMMON SHARE:
No par value based on $327,896,293/16,885,273 common shares	$ 19.42

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Statement of Operations (unaudited)

FOR THE PERIOD FROM 8/6/21* to 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,355,900
Total investment income		$ 1,355,900
EXPENSES:
Management fees	$ 600,298
Administrative expense	35,253
Transfer agent fees	1,927
Shareowner communications expense	4,089
Custodian fees	2,349
Professional fees	38,802
Printing expense	12,615
Pricing fees	2,349
Directors' fees	5,916
Miscellaneous	14,268
Total expenses		$ 717,866
Net investment income		$ 638,034
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(1,265,387)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(8,590,830)
Net realized and unrealized gain (loss) on investments		$(9,856,217)
Net decrease in net assets resulting from operations		$(9,218,183)
* The Fund commenced operations on August 6, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 19

Statements of Changes in Net Assets

Period
From
8/6/21* to
10/31/21
(unaudited)
FROM OPERATIONS:
Net investment income (loss)	$ 638,034
Net realized gain (loss) on investments	(1,265,387)
Change in net unrealized appreciation (depreciation) on investments	(8,590,830)
Net decrease in net assets resulting from operations	$ (9,218,183)
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.04 per share)	$ (590,984)
Total distributions to shareowners	$ (590,984)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$337,705,460
Net increase in net assets resulting from Fund share transactions	$337,705,460
Net increase in net assets	$327,896,293
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period	$ —
End of period	$327,896,293

* The Fund commenced operations on August 6, 2021.

	Period	Period
	From	From
	8/6/21* -	8/6/21* -
	10/31/21	10/31/21
	(unaudited)	(unaudited)
FUND SHARE TRANSACTION
Shares sold	16,885,273	$337,705,460
Reinvestment of distributions	—	—
Net increase	16,885,273	$337,705,460

* The Fund commenced operations on August 6, 2021.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Statement of Cash Flows

FOR THE PERIOD FROM 8/6/21* to 10/31/21

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$ (9,218,183)
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$ (426,922,931)
Proceeds from disposition and maturity of investment securities	106,102,437
Net (accretion) and amortization of discount/premium on investment securities	912,901
Change in unrealized depreciation on investments in unaffiliated issuers	8,590,830
Net realized loss on investments in unaffiliated issuers	1,265,387
Increase in interest receivable	(3,031,264)
Increase in due to affiliates	36,633
Increase in Directors’ fees payable	3,436
Increase in accrued expenses payable	90,447
Net cash, restricted cash and foreign currencies from operating activities	$ (322,170,307)
Cash Flows Used in Financing Activities:
Distributions to shareowners	$ (590,984)
Reinvestment of distributions	337,705,460
Net cash, restricted cash and foreign currencies used in financing activities	$ 337,114,476
Cash, restricted cash and foreign currencies:
Beginning of the year**	$ —
End of the year*	$ 14,944,169
Cash Flow Information:
Cash paid for interest	$ —

*	The Fund commenced operations on August 6, 2021.
**	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
Period From
8/6/21* to
10/31/21
(unaudited)
Cash	$14,944,169
Foreign currencies, at value	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$14,944,169

* The Fund commenced operations on August 6, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 21

Financial Highlights

Period From
8/6/21* to
10/31/21
(unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 20.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04
Net realized and unrealized gain (loss) on investments	(0.58)
Net increase (decrease) from investment operations	$ (0.54)
Distributions to common shareowners:
Net investment income	$ (0.04)
Net increase (decrease) in net asset value	$ (0.58)
Net asset value, end of period	$ 19.42
Market value, end of period	$ 19.13
Total return at net asset value (b)	(2.72)%(c)
Total return at market value (b)	(4.18)%(c)
Ratios to average net assets of shareowners:
Total expenses plus interest expense	0.70%(d)
Net investment income available to shareowners	0.62%(d)
Portfolio turnover rate	46%(c)
Net assets, end of period (in thousands)	$327,896

*	The Fund commenced operations on August 6, 2021.
(a)	The per-share data presented above is based on the average common shares outstanding for the period presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Opportunities Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. Prior to commencing operations on August 6, 2021, the Fund had no operations other than matters related to its organization and registration under the Investment Company Act of 1940, as amended. The Fund issued 5,000 common shares on June 15, 2021, 15,000,000 common shares on August 5, 2021, 1,000,000 shares on September 14, 2021, and 880,273 shares on September 21, 2021. The Fund’s primary investment objective is to provide holders of the Fund’s common stock (“Common Shares”) with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Fund’s portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Fund will achieve its investment objectives.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser").

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the period ended October 31, 2021. The impact of the adoption was limited to changes in the disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 23

discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair

24 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry valuation model).

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 25

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

D. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and

26 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including New York and California, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund invests in below investment grade (high yield) municipal securities. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 27

shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

E. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

28 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

F. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the period ended October 31, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 29

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage (which may include leverage through borrowings, reverse repurchase agreements, derivatives, or other means), minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the period ended October 31, 2021, the net management fee was 0.80% (annualized) of the Fund’s average daily managed assets, which was equivalent to 0.80% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $36,633 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the period ended October 31, 2021, the Fund paid $5,916 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At October 31, 2021, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $3,436.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund's common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services.

30 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Fund Shares

Transactions in common shares for the period ended October 31, 2021 were as follows:

10/31/21
Shares outstanding at beginning of period	15,005,000
Shares outstanding at end of period	16,885,273

6. Subsequent Events

A monthly dividend was declared on November 4, 2021 from undistributed and accumulated net investment income of $0.0400 per share payable November 30, 2021, to shareowners of record on November 17, 2021.

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund's Custodian and Sub-Administrator.

Credit Agreement

The Fund has entered into a credit facility (the "Credit Agreement") with The Bank of New York Mellon, effective November 9, 2021. There is a $150,000,000 borrowing limit under the Credit Agreement. At November 30, 2021, the Fund had a borrowing outstanding under the Credit Agreement totaling $130,000,000.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund's total liabilities not including any bank loans and senior securities, from the Fund's total assets and dividing such amount by the principal amount of the borrowing outstanding.

The Credit Agreement renews on a daily basis in perpetuity. The Bank of New York Mellon may, at any time, deliver to the borrower a termination notice, which becomes effective 180 days after its date of delivery.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 31

Additional Information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

32 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

Approval of Investment Management Agreement

Amundi Asset Management, US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Municipal High Income Opportunities Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Directors, including the Independent Directors voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Directors reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund. The Directors also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Directors considered the quality of such services provided by Amundi US to the other Pioneer Funds. The Directors considered the implementation and effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Directors concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

The Directors did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.

Management Fee

The Directors considered information presented by Amundi US hat compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds. The Directors noted that the proposed fee

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 33

compared favorably to the peer average. They also noted the additional resources that would be required to implement the Fund’s proposed strategy of investing in smaller issues and issues of less high credit quality. They further noted the favorable investment record of the proposed management team. The Directors concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Directors did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Directors considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Directors recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Directors noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Directors concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Directors considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Directors considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted

34 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement between for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21 35

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

Brown Brothers Harriman & Co.*

Legal Counsel

Morgan, Lewis & Bockius LLP

Transfer Agent

American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

*Note to shareowners: The Bank of New York Mellon became the Fund's custodian and sub-administrator effective November 22, 2021.

36 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,

60 State Street, Boston, MA 02109

Underwriter of Pioneer Mutual Funds, Member SIPC

© 2021 Amundi Asset Management US, Inc. 32785-00-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Opportunities Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.